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                                                                    EXHIBIT 10.3

                         PARADIGM BANCORPORATION, INC.
                      1998 STOCK APPRECIATION RIGHTS PLAN
                           PLAN DATE JANUARY 1, 1998


   Section 1. Purpose of the Plan. The Paradigm Bancorporation, Inc. 1998 Stock Appreciation Rights Plan (the "Plan") is intended to provide a method for attracting and retaining key individuals, either as employees or directors of Paradigm Bancorporation, Inc. (the "Company") and its Affiliates (collectively, the "Company Group"), to encourage such individuals to remain with the Company Group and devote their best efforts to its affairs, and to enable such individuals to participate in the long term growth of the Company Group. As used in this Plan, the term "Affiliates" means any parent of the Company and any subsidiary of the Company within the meaning of Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code").

   Section 2.  Administration of the Plan

        (a) Composition of Committee. The Plan shall be administered by the Compensation Committee (the "Committee") designated by the Board of Directors of the Company (the "Board"), which shall also designate the Chairman of the Committee. If the Company is governed by Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), the Compensation Committee shall be composed solely of two or more "non-employee directors" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") under the Exchange Act ("Rule 16b-3").

        (b) Committee Action. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee.

        (c) Committee Expenses. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

        (d) Committee Authority. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the Stock Appreciation Rights Agreements (the "SAR Agreements"), which need not be identical, and to make all other determinations deemed necessary or advisable for the administration of the Plan.
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   Section 3.  Eligibility.  The persons eligible to participate in the Plan as a recipient of a stock appreciation right (the "Participant") shall include key employees (including officers and directors who are also key employees) of the Company Group and directors of the Company Group at the time the stock appreciation right is granted.

   Section 4. Units Subject to the Plan. The aggregate number of Stock Appreciation Right Units ("Units") which may be granted to Participants under the Plan shall not exceed 50,000 Units, subject to adjustment as provided in
Section 9 below. Should any Units theretofore granted to a Participant expire pursuant to Sections 6.(c) or 6.(d), such Units may again be granted to a Participant under the Plan.

   Section 5. Grant of Units. The Committee shall have discretionary authority to determine, authorize and designate those key employees and directors of the Company Group who are to receive Units under the Plan and to determine the number of Units each such Participant is to receive.

   Section 6. SAR Agreements. Each Unit granted under the Plan shall be exercisable only for cash (subject to Section 9) and shall be evidenced by an SAR Agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and such other terms and conditions as the Committee may deem appropriate. Such SAR Agreement may include, without limitation, provisions relating to (i) vesting of Units, subject to the provisions hereof accelerating vesting on a Change of Control or IPO (as defined in Sections 7 and 8), (ii) tax matters (including provisions covering applicable wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan, that the Committee shall in its sole discretion determine. The terms and conditions of SAR Agreements need not be identical.

        (a) Stock Appreciation Right Period. The Committee shall promptly notify the Participant of the stock appreciation right grant, and an SAR Agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that the stock appreciation right grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Participant of such agreement. The date of grant shall be the date the Units are actually granted by the Committee, even though the SAR Agreement may be executed and delivered by the Company and the Participant after that date. Each SAR Agreement shall specify the period for which the Units thereunder are granted (which in no event shall exceed ten years from the date of grant) and shall provide that the Units shall expire at the end of such period. If the original term of an SAR Agreement is less than ten years from the date of grant, the SAR Agreement may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant.

        (b) Exercise of Units. The Committee may provide in the SAR Agreement that Units granted the Participant may be exercised in whole or in increments. Units shall be exercised by the delivery of written notice to the Secretary of the Company setting forth the number of Units being exercised and the date on which such exercise is to be effective ("Exercise Date"). Subject to Section 9.(b), upon the exercise of Units by the Participant in accordance with the SAR Agreement, the Company shall pay the Participant within thirty (30)

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   days of the Exercise Date an amount of cash (the "Compensation Amount") equal to the excess, if any, of the aggregate Unit Value (as defined below) of the Units exercised as of the Exercise Date over the aggregate exercise price (as set forth in the SAR Agreement) of the Units exercised. The value of one Unit (the "Unit Value") as of the Exercise Date shall be equal to the Fair Market Value (as defined below) of one share of common stock, $1.00 par value (the "Stock"), of the Company as of such date. For all purposes under the Plan, the "Fair Market Value" of a share of Stock on a particular date shall be equal to the mean of the reported high and low sales prices of the Stock on the exchange on which the Stock is traded on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is not traded on such exchange at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the closing bid and ask price of the Stock on the most recent date the Stock was publicly traded. In the event the Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

        (c) Termination of Employment or Directorship. If a Participant ceases to be employed by the Company Group or to serve as a director of the Company Group for any reason other than death or disability, any Units which are exercisable on the date of such termination of employment or directorship may be exercised during a three-month period beginning on such date, but in no event may any Unit be exercised after its expiration under the terms of the SAR Agreement; provided however, if a Participant's employment (or a Participant's service as a director) is terminated because of a Participant's theft or embezzlement from the Company Group, disclosure of trade secrets of the Company Group or the commission of a willful, felonious act while in the employment of the Company Group or while serving as a director of the Company Group, then any Units or unexercised portion thereof granted to said Participant shall expire upon such termination of employment or service as a director.

        (d) Disability or Death of Participant. In the event of the determination of disability or the death of a Participant while he is employed by (or serves as a director of) the Company Group, the Units previously granted to him may be exercised (to the extent he would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a three-month period after such determination of disability or death, by the former Participant, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the SAR Agreement shall pass by will or the laws of descent and distribution, but in no event may any Unit be exercised after its expiration under the terms of the SAR Agreement. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he is incapable of performing services for the Company Group of the kind he was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

        (e) Expiration of Units. Any Units exercised pursuant to this Plan shall expire automatically as of the Exercise Date. Additionally, Units shall expire upon the Participant's

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   termination of service with the Company Group in accordance with paragraphs
   (c) and (d) above.

   Section 7. Change of Control. For purposes of the Plan, a "Change of Control" shall mean any of the following events:

        (a) the Company is not the surviving entity in any merger or consolidation with an entity which is not an Affiliate (or survives only as a subsidiary of another entity which is not an Affiliate);

        (b) the Company sells all or substantially all of its assets to any other person or entity (other than an Affiliate);

        (c) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Stock;

        (d) the Company is to be dissolved and liquidated; or

        (e) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

   "Change of Control Value" shall mean (i) the price per share offered to stockholders of the Company in any merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or (iii) if such Change of Control occurs other than in (i) or (ii) above, the Fair Market Value per share of Stock, as determined by the Committee, whichever is applicable. In the event that the consideration offered to stockholders of the Company consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

   Section 8. Initial Public Offering. For purposes of the Plan, an "Initial Public Offering" or "IPO" shall mean the consummation of an underwritten public offering of Stock pursuant to a registration statement of the Company filed under the Securities Act of 1933, as amended, after the effective date of the Plan (other than any registration statement (a) relating to warrants, options or shares of capital stock of the Company granted or to be granted or sold primarily to employees, directors, or officers of the Company, (b) filed in connection with a transaction described in Rule 145 under the Securities Act of 1933, as amended, or any successor rule, (c) relating to employee benefit plans or interests therein, or (d) primarily relating to preferred stock or other securities issued in connection with any financing by the Company which is principally debt or preferred stock financing) wherein the aggregate net proceeds (after deducting all costs, discounts, commissions and other expenses of the offering) to the Company are at least $5,000,000. "IPO Price" shall mean the price per share of Stock offered in an IPO.

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   Section 9.  Recapitalization or Reorganization.

        (a) Solely for purposes of the Plan, each Unit has been equated with one share of Stock as constituted on the date of adoption of the Plan. If, after the adoption of the Plan, the Company shall be recapitalized or otherwise change its capital structure or the number of issued and outstanding shares of Stock shall be changed as a result of a share dividend or a subdivision or consolidation of shares without receipt of consideration by the Company, the number of Units theretofore granted to each Participant and the maximum number of Units which may be granted under the Plan shall be appropriately adjusted to reflect such change.

        (b) In the event of an IPO or a Change of Control, all outstanding Units shall immediately vest and become exercisable. The Committee, in its discretion, may determine that upon the occurrence of an IPO or a Change of Control, each Unit shall expire within a specified reasonable number of days after notice to the Participant, and such Participant shall receive, with respect to each Unit, cash in an amount equal to the excess, if any, of the IPO Price or Change of Control Value (as applicable) over the exercise price set forth in the SAR Agreement. Alternatively, in the event of a Change of Control, the Committee, in its discretion, may provide that Units held by a Participant shall become Units covering the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Participant would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets or dissolution if, immediately prior to such merger, consolidation or sale of assets or dissolution the Participant had been the holder of record of the number of shares of Stock then covered by such Units. The provisions contained in this paragraph shall not terminate any rights of a Participant to further payments pursuant to any other agreement with the Company Group following a Change of Control.

        (c) In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of a Unit and not otherwise provided for by this Section, any outstanding Units shall be subject to adjustment by the Committee at its reasonable discretion. In the event of any such change in the outstanding Stock, the aggregate number of Units available under the Plan may be appropriately adjusted by the Committee, whose determination shall be reasonable and conclusive.

        (d) The existence of the Plan and the Units granted hereunder shall not affect in any way the right or power of the directors or the stockholders of the Company Group to make or authorize any adjustment, recapitalization, reorganization or other change in the Company Group=s capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any Affiliate or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

        (e) Any adjustment provided for in paragraphs (a), (b) or (c) above shall be subject to any required stockholder action.

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        (f) Except as hereinbefore expressly provided, the issuance by the
   Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the Units theretofore granted.

   Section 10. Prohibition Against Assignment or Encumbrance. Except as set forth in Section 6.(d) and Section 14, no right, title, interest or benefit hereunder shall ever be transferable or liable for or charged with any of the torts or obligations of a Participant or any person claiming under a Participant, or be subject to seizure by any creditor of a Participant or any person claiming under a Participant. No Participant or any person claiming under a Participant shall have the power to anticipate or dispose of any right, title, interest or benefit hereunder in any manner until the same shall have been actually distributed free and clear of the terms of the Plan.

   Section 11. Nature of the Plan. The Plan shall constitute an unfunded, unsecured obligation of the Company to make payments in accordance with the provisions of the Plan. Neither the establishment of the Plan, the granting and vesting of Units nor the determination of Compensation Amounts shall be deemed to create a trust. No Participant shall have any security or other interest in any assets of the Company, in Stock, or otherwise.

   Section 12. Employment Relationship. For all purposes of the Plan, a Participant shall be considered to be in the employment of the Company Group as long as he remains employed on a full-time basis by the Company and/or its Affiliates, or any corporation to which substantially all of the assets and business of the Company and/or its Affiliates are transferred. Nothing in the adoption of the Plan or the granting of Units shall confer on any Participant the right to continued employment by the Company or any Affiliate or affect in any way the right of the Company or any Affiliate to terminate such employment at any time. Any question as to whether and when there has been a termination of a Participant's employment and the cause of such termination shall be determined by the Committee, and its determination shall be final.

   Section 13. Directorship. For all purposes of the Plan, a Participant shall be considered to serve as a director of the Company Group as long as he remains a duly elected or appointed director of the Company and/or its Affiliates, or any corporation to which substantially all of the assets and business of the Company and/or its Affiliates are transferred. Nothing in the adoption of the Plan or the granting of Units shall confer on any Participant the right to continued service as a director of the Company or any Affiliate. Any question as to whether and when there has been a termination of a Participant's service as a director and the cause of such termination shall be determined by the Committee, and its determination shall be final.

   Section 14. Beneficiary Designation. Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in the case of the death or disability of the Participant before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when

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filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

   Section 15. Amendment and Termination of the Plan. The Board in its sole discretion may terminate the Plan at any time with respect to any Units which have not theretofore been granted to Participants. The Board shall have the right to alter or amend the Plan or any part thereof from time to time, except that the Board shall not make any alteration or amendment which would impair the rights of a Participant with respect to Units theretofore granted to that Participant without that Participant's consent. If not sooner terminated under the provisions of this Section 15, the Plan shall terminate as of the date on which all Units theretofore granted to Participants have been exercised or forfeited or have expired.

   Section 16. Tax Withholding. The Company or any Affiliate shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local withholding tax requirements on any grant under the Plan.

   Section 17. Indemnification. Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification is in addition to any such rights to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

   Section 18. Requirements of Law. The granting of Units and the exercise of Units shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

   Section 19. Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Texas and, to the extent applicable, federal law.

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   IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by the directors of the Company, Paradigm Bancorporation, Inc. has caused these presents to be duly executed in its name and on its behalf by its proper officers thereunto, duly authorized, as of this 1st day of March, 1998.

                            PARADIGM BANCORPORATION, INC.


                            By:
                                   _____________________________________

                            Name:
                                   _____________________________________

                            Title:
                                   _____________________________________

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                            FIRST AMENDMENT TO THE
                      1998 STOCK APPRECIATION RIGHTS PLAN

   This First Amendment to the Paradigm Bancorporation, Inc. 1998 Stock Appreciation Rights Plan (the "Plan") is made effective as of August 1, 1999.

   The Plan is hereby amended in the following respect:

   a.  Section 4 of the Plan is hereby amended to read as follows:

       "Section 4.  Units Subject to the Plan.   The aggregate number of Stock
Appreciation Right Units ("Units") which may be granted to Participants under the Plan shall not exceed 150,000 Units, subject to adjustment as provided in
Section 9 below. Should any Units theretofore granted to a Participant expire pursuant to Sections 6.(c) or 6.(d), such Units may again be granted to a Participant under the Plan."

   Section 2. Ratification. Except as hereby amended, the Plan shall remain unchanged and is ratified and confirmed in all respects and it shall be continuing and binding upon the parties.

   Section 3. Defined Terms. All terms used in the First Amendment that are defined in the Plan shall have the same meaning as in the Plan.

   IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first above written.


                            PARADIGM BANCORPORATION, INC.


                            By:
                                ----------------------------------------

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